Earnings Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings Per Share
Note 4: Earnings Per Share
Earnings (Loss) per Share ("EPS") is calculated by dividing the Net earnings or loss attributable to shareholders by the weighted average shares outstanding. As the Company was in a loss position for all reported periods, the Company has determined all potentially dilutive shares would be anti-dilutive and therefore are excluded from the calculation of diluted weighted average shares outstanding. This results in the calculation of weighted average shares outstanding to be the same for basic and diluted EPS.
Potentially dilutive securities of approximately 12.2 million, 10.2 million and 8.6 million for the years ended December 31, 2018, 2017 and 2016, respectively, were not included in the computation of diluted EPS because their effect would have been anti-dilutive.
The following is a calculation of EPS (in millions, except per share amounts):

	Year Ended December 31,
	2018	2017	2016
Basic and Diluted EPS
Net loss attributable to shareholders	$(185.8)	$(221.3)	$(434.2)
Weighted average shares outstanding for basic and diluted loss per share	171.2	143.9	141.4
Basic and diluted loss per common share attributable to shareholders	$(1.09)	$(1.54)	$(3.07)